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                                                                      EXHIBIT 24


           UNION PACIFIC RAILROAD COMPANY AND CONSOLIDATED SUBSIDIARY
                             AND AFFILIATE COMPANIES


                               POWERS OF ATTORNEY


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ PHILIP F. ANSCHUTZ
                                             ----------------------------------
                                                 Philip F. Anschutz


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ ROBERT P. BAUMAN
                                             ----------------------------------
                                                 Robert P. Bauman


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ E. VIRGIL CONWAY
                                             ----------------------------------
                                                 E. Virgil Conway


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ THOMAS J. DONOHUE
                                             ----------------------------------
                                                 Thomas J. Donohue



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I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ ARCHIE W. DUNHAM
                                             ----------------------------------
                                                   Archie W. Dunham


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ SPENCER F. ECCLES
                                             ----------------------------------
                                                  Spencer F. Eccles


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ IVOR J. EVANS
                                             ----------------------------------
                                                  Ivor J. Evans


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ ELBRIDGE T. GERRY, JR.
                                             ----------------------------------
                                                 Elbridge T. Gerry, Jr.


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ JUDITH RICHARDS HOPE
                                             ----------------------------------
                                                Judith Richards Hope



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I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ RICHARD J. MAHONEY
                                             ----------------------------------
                                                   Richard J. Mahoney


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ STEVEN R. ROGEL
                                             ----------------------------------
                                                    Steven R. Rogel


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ RICHARD D. SIMMONS
                                             ----------------------------------
                                                   Richard D. Simmons


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ ERNESTO ZEDILLO
                                             ----------------------------------
                                                   Ernesto Zedillo